2010
Annual Shareholders' Meeting



Community Trust Bancorp, Inc.®

April 27, 2010

CAUTIONARY STATEMENT

Information provided herein by CTBI contains "forward-looking" information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI's 2009 Annual Report on Form 10-K Part I, Item 1. for additional information.

Our Banking Franchise


Russell
Ashland
Huntington
Summersville
Georgetown
Flemingsburg
Frankfort
Versailles
Lexington
Mount Sterling
Fort Gay
Hamlin
Winchester
Paintsville
Harrodsburg
Richmond
Prestonsburg
Williamson
Danville
Berea
Allen
Lebanon
Pikeville
Mount Vernon
Campbellsville
Hazard
Knott
Greensburg
Somerset
London
Whitesburg
Jenkins
Columbia
Jamestown
Corbin
Williamsburg
Middlesboro

Community Trust Bank Branch Office
Community Trust & Investment Office

Serving 76 branch locations in 33 counties throughout Kentucky and West Virginia

Operational Challenges

2009

- Impact from National Economic Crisis
  - Continued deterioration of the U.S. economy
  - Federal government working to stabilize the U.S. economy
  - World economy still in crisis
  - FDIC special assessments
  - Increasing regulatory changes
  - Deterioration of real estate values
  - 135 bank failures in 2009; 50 YTD 2010

- Impact from Regional Economic Conditions
  - Kentucky unemployment rate 10.7%
  - Increased regulation of the coal mining industry
  - Decline in natural gas prices
  - Deterioration in asset quality
  - Increased loan defaults and increased other real estate owned

Operational Challenges

2010

- Economic conditions remain weak
- Unemployment remains high
- Regulatory changes
  - Deposit overdraft fees
  - FDIC insurance
  - Unknown results of proposed regulatory reform
- Reduction of past due loans
- Reduction of other real estate owned
- Increasing fee revenue with new regulations
- Maintaining a strong net interest margin

2009 Performance

Strategic Plan for 2009

What were our goals?

- Net income of $25 - $29 million
- Earnings per share of $1.66 - $1.90 per share
- Asset growth of $95 - $115 million
- Loan growth of $35 - $75 million
- Deposit growth of $50 - $70 million
- Efficiency ratio of 61% - 66%
- Shareholders' equity of $314 -$335 million

2009 Performance Summary

What were the results of executing our plan?

- Earnings of $25.1 million
- EPS of $1.66 per share
- Asset growth of $132.1 million
- Loan growth of $87.1 million
- Deposit growth of $130.4 million
- Efficiency ratio of 63.56%
- Shareholders' equity of $321.5 million

Shareholder Value

Dividends Per Share



$0.98
$1.05
$1.10
$1.17
$1.20
$1.20
6.7%
2005
2006
2007
2008
2009
2010*

- 2009 cash dividends increased 2.6%
- 6.7% compound growth rate for past five years
- December 31, 2009 cash dividend yield was 4.91%

*2010 is projected DPS

Shareholders' Equity



(in millions)
$253.9
$282.4
$301.4
$308.2
$321.5
6.4%
2005
2006
2007
2008
2009

- Shareholders' equity has increased 26.6% during the past five years
- 6.4% compound growth rate for the past five years
- 2010 projected shareholders' equity $331 - $337 million

Total Market Capitalization


(in millions)
$461.2
$629.5
$414.2
$553.7
$371.2
$467.9
2005
2006
2007
2008
2009
2010

All data is as of year-end except 2010 which is based upon stock price on April 23, 2010

Comparison of 5 Year Cumulative Total Return

among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks


$200
$100
$0
2004
2005
2006
2007
2008
2009
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- **An investment in CTBI stock on December 31, 2004 would have outperformed the NASDAQ Bank Stocks Index and the NASDAQ Composite at December 31, 2009**

Comparison to Russell 2000 Index

of small cap companies

Return to Investors

December 31, 2009



27.16%
-30.34%
-12.78%
-6.05%
-2.02%
0.53%
9.82%
3.55%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

- 3-, 5-, and 10-year total returns annualized

Historic Investment Returns

- Core value long-term investment
- Formation of bank holding company in 1981
- 12 stock splits
- 9 stock dividends
- 29 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 6.7%
- Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index
- CTBI shareholders include
  - 89 institutional investors (including CTIC – 10.2%) hold 6.9 million shares (45.4%)
  - 176 mutual funds hold 3.1 million shares (20.6%)

2009 Earnings Review

Earnings Per Share



$2.31
$2.59
$2.42
$1.54
$1.66
2005
2006
2007
2008
2009

- EPS increased 7.8%
- Pro forma EPS excluding the FDIC special assessment - $1.74 per share
- 2010 EPS projected at $1.98 - $2.04 per share

Return on Average Assets


1.22%
1.15%
1.33%
1.10%
1.23%
0.89%
0.79%
0.28%
0.82%
-0.16%
2005
2006
2007
2008
2009
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2009 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Net Income


(in millions)
$34.4
$39.1
$36.6
$23.1
$25.1
2005
2006
2007
2008
2009

- 2010 projected net income $30 - $31 million

Net Income

- Increased provision for loan losses
- Increased FDIC insurance premiums and special assessment
- Increased noninterest income impacted by $14.6 million OTTI charge in 2008
- Increased legal and repossession fees
- Lower net interest margin
  - 3.77% vs. 3.88%
  - 5 year historical average 3.92%

Revenues



(in millions)
$136.7
$140.3
$142.6
$125.4
$146.9
2005
2006
2007
2008
2009

- 2009 revenues increased 17.2%
- 2010 projected revenues $159 - $161 million
- Interest income lost from nonperforming loans and OREO - $3.6 million

Noninterest Income
as a % of Total Revenue



(in millions)
$33.5
$32.6
$36.6
$21.8
$41.4
32%
26%
20%
14%
2005
2006
2007
2008
2009
Noninterest Income
% of Total Revenue

- 2009 noninterest income
  - Increase due to OTTI charge in 2008
  - Increased gains on sales of loans
  - Increased loan related fees as a result of the change in the fair value of our mortgage servicing rights
- 2010 projected noninterest revenue 23% - 24% of total revenue

Net Interest Revenue



(in millions)
$103.2
$107.8
$106.0
$103.6
$105.5
2005
2006
2007
2008
2009

- 2009 increase in net interest revenue was $1.9 million
  - Net interest margin decreased 11 basis points year over year
  - Average earning assets increased $127.6 million

Net Interest Margin



4.02%
4.07%
4.02%
3.99%
3.90%
3.78%
3.88%
3.59%
3.77%
3.57%
2005
2006
2007
2008
2009
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 12/31/09 -4.74%

- % of assets repricing
  - Within 30 days 37.18%
- % of liabilities repricing
  - Within 30 days 20.49%
  - Within 90 days 29.66%
  - Within 180 days 39.78%

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2009 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Net Noninterest Expense as a % of Average Earning Assets


(in millions)
$45.1
$47.8
$46.4
$60.8
$52.4
2.30%
2.10%
1.90%
1.70%
1.50%
2005
2006
2007
2008
2009
Net Noninterest Expense
% of Earning Assets

Noninterest Expense & Efficiency Ratio


(in millions)
$78.6
$80.4
$83.1
$82.5
$93.8
75%
70%
65%
60%
55%
50%
2005
2006
2007
2008
2009
Noninterest Expense
Efficiency Ratio
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2009 for bank holding companies with consolidated assets of $3 billion to $10 billion.

2009 Balance Sheet Review

Total Assets



(in billions)
$2.85
$2.97
$2.90
$2.95
$3.09
2005
2006
2007
2008
2009

- Total assets increased 4.5% during 2009 to $3.09 billion
  - Loan growth $87.1 million
  - Deposit growth $130.4 million
  - Investment portfolio decline $8.4 million
- Total assets are expected to increase $155 - $195 million in 2010

Total Loans

(in billions)



$2.11
$2.17
$2.23
$2.35
$2.44
2005
2006
2007
2008
2009

- 2010 projected loan growth $95 - $130 million

Loan Portfolio Mix

December 31, 2009



Consumer 22%
Comm R/E 35%
R/E Mortgage 27%
Comm Other 16%

Net Charge-offs

as a % of average loans



0.37%
0.15%
0.29%
0.13%
0.27%
0.24%
0.38%
0.66%
0.66%
1.58%
2005
2006
2007
2008
2009
CTBI
Peer

Nonperforming Loans

as a % of total loans



1.02%
0.52%
0.66%
0.56%
1.43%
1.08%
2.22%
2.40%
1.70%
4.20%
2005
2006
2007
2008
2009
CTBI
Peer

Loan Loss Reserve

as a % of net loans



1.40%
1.22%
1.27%
1.16%
1.26%
1.20%
1.31%
1.50%
1.34%
2.24%
2005
2006
2007
2008
2009
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2009 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Total Deposits
including Repurchase Agreements


(in billions)
$2.38
$2.50
$2.45
$2.49
$2.64
2005
2006
2007
2008
2009

- Total deposits including repurchase agreements are expected to increase $100 - $135 million in 2010

Total Deposits
including Repurchase Agreements


December 31, 2009
Repurchase Agreements 8%
Noninterest Bearing 19%
Other Time 5%
NOW 1%
CDs <$100K 24%
MMDA 16%
Savings 8%
CDs >$100K 19%

1st Quarter 2010 Review

Net Income



(in millions)
$7.4
$5.9
$5.6
$7.0
$6.8
Mar '09
Jun '09
Sept '09
Dec '09
Mar '10

Net Income

- **Net interest income**
  - Increased $4.9 million year over year
  - Increased $0.8 million quarter over quarter

- **Provision for loan losses**
  - Increased $3.7 million year over year
  - Increased $0.5 million quarter over quarter

- **Noninterest income**
  - Decreased $1.0 million year over year
  - Decreased $0.7 million quarter over quarter

Noninterest Income


(in millions)
$10.8
$11.0
$9.2
$10.5
$9.7
Mar '09
Jun '09
Sept '09
Dec '09
Mar '10

Q-O-Q

- Decreased service charge revenue and loan related fees

Y-O-Y

- Decreased gains on sales of loans
- Decreased securities gains
- Increased trust revenue, deposit service charges, and loan related fees

Noninterest Expense



(in millions)
$22.4
$23.6
$22.6
$23.8
$23.4
Mar '09
Jun '09
Sept '09
Dec '09
Mar '10

Q-O-Q

- Decreased other real estate owned expenses

Y-O-Y

- Decreased FDIC insurance premiums

Total Loans


(in billions)
$2.34
$2.38
$2.40
$2.44
$2.43
Mar '09
Jun '09
Sept '09
Dec '09
Mar '10

- Loan portfolio decreased at an annualized rate of 1.1% during the quarter
- Loan growth from prior year 4.0%

Total Deposits
including Repurchase Agreements



(in billions)
$2.53
$2.55
$2.58
$2.64
$2.72
Mar '09
Jun '09
Sept '09
Dec '09
Mar '10

- Deposits, including repurchase agreements, increased an annualized 11.4% from prior quarter and 7.3% from prior year

Nonperforming Loans

as a % of Total Loans



2.23%
2.50%
1.88%
1.70%
2.28%
Mar '09
Jun '09
Sept '09
Dec '09
Mar '10

Net Charge-offs

as a % of average loans



0.38%
0.63%
0.87%
0.73%
0.58%
Mar '09
Jun '09
Sept '09
Dec '09
Mar '10

Efficiency Ratio



67.99%
64.25%
61.67%
60.74%
59.45%
Mar '09
Jun '09
Sept '09
Dec '09
Mar '10

2010 Key Strategic Initiatives

CTBI: 2010 Outlook

Net Income	$30 - $31 million
Earnings Per Share	$1.98 - $2.04 per share
Asset Growth	$155 - $195 million
Loan Growth	$95 - $130 million
Deposit Growth	$100 - $135 million
Efficiency Ratio	60% - 61%
Shareholders' Equity	$331 - $337 million

2010 Operational Initiatives

Attaining our 2010 corporate goals

- Working through asset quality issues
- Focus on core banking businesses
- Management of our net interest margin
- Continuing focus on expense control
- Internal growth and expansion through new branches and acquisitions
- Continued expansion of trust and brokerage services

2010 Operational Challenges

Major impacts on 2010 corporate goals

- Economic conditions within our markets
- Actions by the U.S. Government to manage the current economic crisis
- Asset quality
- Loan growth
- Net interest margin
- Noninterest income
- Profitable deposit growth driven by liquidity needs

CTBI's Franchise Value

- History of solid investor returns
- Community banking strategy
- Growth and good financial performance in slow growth markets
- Growth strategies
  - Acquisitions
  - De nova branches
  - Trust subsidiary
  - Full service brokerage
- Strong experienced management team and 1,000 dedicated employees
- Our shareholders
- Did not take TARP

Shareholders:

Your management has a Strategic Plan for the performance and operations of your company. Success will be attained by the execution of this plan, not just by management, but by approximately 1,000 employees. The continuing support by you, our shareholders, by referring your friends, neighbors, and business associates to do business with your bank, is invaluable to the execution of our plans for the performance of your company.



Community Trust Bancorp, Inc.

Serving Our Communities for 106 Years!

